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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES ACT OF 1934


                            SEA SHELL GALLERIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               NEVADA                                   91-1985634
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(State of incorporation or organization)     (IRS Employer Identification No.)


      2635 META DRIVE, SAN JOSE, CA                                  95130
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(Address and principal executive offices)                         (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X].

         Securities Act registration statement file number to which this form relates: 333-88139.

Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED
         -------------------                   ------------------------------

                  NONE                                    NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                  ------------

                                (Title of Class)



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Item 1. Description of Registrant's Securities to be Registered

         A description of the Registrant's Common Stock and Redeemable Common Stock Purchase Warrants is set forth under the caption "DESCRIPTION OF SECURITIES" contained in the prospectus included in the Company's Registration Statement on Form SB-2 (File No. 333- 88139). Such prospectus is incorporated herein by reference.

Item 2. Exhibits.

         3        Articles of Incorporation of the Registrant (Note 1).

         3.1      Bylaws of the Registrant (Note 2).

         4        Specimen certificate for common stock (Note 3).


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(1)  Incorporated by reference to Exhibit 3 to Registrant's Registration
     Statement on Form SB- 2 (File No. 333-88139).

(2) Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form SB-2 (File No. 333-88139).

(3) Incorporated by reference to Exhibit 4 to Registrant's Registration Statement on Form SB-2 (File No. 333-88139).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 SEA SHELL GALLERIES, INC.


Date: December 13, 2000                          By: /s/ JOHN WONG
                                                 -----------------------------
                                                 John Wong
                                                 President


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